Earnings Per Share (Tables)	12 Months Ended
Dec. 02, 2012
Earnings Per Share
Schedule of computation of basic and diluted earnings per share
	December 2, 2012	November 27, 2011	November 28, 2010
	(in thousands)
Numerator:
Net income (loss) from continuing operations, as reported	$1,972	$(5,656)	$24,660
Net income (loss) attributable to participating securities	(6)	10	(57)
Interest on convertible notes	—	—	16,109

Net income (loss) from continuing operations attributable to common shareholders	$1,966	$(5,646)	$40,712

Denominator:
Denominator for basic earnings per share—weighted average shares	102,470	99,261	95,934
Effect of dilutive securities:
Convertible debt	—	—	183,615
Stock options	449	—	1,087
Restricted share units	5,640	—	8,865
Other	592	—	356

Denominator for diluted earnings per share—adjusted weighted average shares and assumed conversions	109,151	99,261	289,857